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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 26, 2003

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (Exact name of registrant as specified in its charter)

                                      Ohio

                 (State or Other Jurisdiction of Incorporation)

                       001-06249                        34-6513657
         (Commission File Number)           (I.R.S. Employer Identification No.)

                                 125 Park Avenue
                               New York, NY 10017
          (Address of principal executive offices, including ZIP code)

                                 (212) 949-1373
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         The registrant issued a joint press release with FUR Investors, LLC on November 26, 2003, in which it announced that the registrant and FUR Investors, LLC, an entity controlled by real estate investor Michael L. Ashner, have entered into a Stock Purchase Agreement pursuant to which FUR Investors, LLC will purchase a minimum of 5,000,000 and a maximum of 5,185,724 newly issued common shares from the Company at a price of $2.60 per share. As part of the transaction, FUR Investors, LLC will also commence a tender offer to purchase up to 5,000,000 common shares, at a price of $2.30 per share. The tender offer is expected to commence on or prior to December 5, 2003. The closing of the purchases under the Stock Purchase Agreement will occur shortly after the closing of the tender offer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

Exhibit No.        Description

10.1 Stock Purchase Agreement between First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC, dated as of November 26, 2003 ("Stock Purchase Agreement"), including Annex A thereto, being the list of Conditions to the Offer.

10.2 Guaranty of Michael L. Ashner, Guarantor, dated November 26, 2003, in favor of First Union Real Estate Equity and Mortgage Investments, Guarantee, in the form provided as Annex F to the Stock Purchase Agreement.

10.3 Annex B to the Stock Purchase Agreement, being the form of Advisory Agreement between First Union Real Estate Equity and Mortgage Investments and FUR Advisors, LLC.

10.4 Annex C to the Stock Purchase Agreement, being the form of Exclusivity Services Agreement between First Union Real Estate Equity and Mortgage Investments and Michael L. Ashner.

10.5 Annex D to the Stock Purchase Agreement, being the form of Covenant Agreement between First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC.

10.6 Annex E to the Stock Purchase Agreement, being the form of Escrow Agreement by and among First Union Real Estate Equity and Mortgage Investments, FUR Investors, LLC and an Escrow Agent to be designated.

99.1 Joint Press Release, dated November 26, 2003, issued by First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 1, 2003

                                    FIRST UNION REAL ESTATE EQUITY AND
                                    MORTGAGE INVESTMENTS

                                    By: /s/ Neil H. Koenig
                                    ----------------------
                                    Name: Neil H. Koenig
                                    Title: Interim Chief Financial Officer

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                                  EXHIBIT LIST

Exhibit No.        Description

10.1 Stock Purchase Agreement between First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC, dated as of November 26, 2003 ("Stock Purchase Agreement"), including Annex A thereto, being the list of Conditions to the Offer.

10.2 Guaranty of Michael L. Ashner, Guarantor, dated November 26, 2003, in favor of First Union Real Estate Equity and Mortgage Investments, Guarantee, in the form provided as Annex F to the Stock Purchase Agreement.

10.3 Annex B to the Stock Purchase Agreement, being the form of Advisory Agreement between First Union Real Estate Equity and Mortgage Investments and FUR Advisors, LLC.

10.4 Annex C to the Stock Purchase Agreement, being the form of Exclusivity Services Agreement between First Union Real Estate Equity and Mortgage Investments and Michael L. Ashner.

10.5 Annex D to the Stock Purchase Agreement, being the form of Covenant Agreement between First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC.

10.6 Annex E to the Stock Purchase Agreement, being the form of Escrow Agreement by and among First Union Real Estate Equity and Mortgage Investments, FUR Investors, LLC and an Escrow Agent to be designated.

99.1 Joint Press Release, dated November 26, 2003, issued by First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC.